MFS(R)/SUN LIFE SERIES TRUST:

                          Government Securities Series

         Supplement to the Current Statement of Additional Information

Effective April 1, 2006, information regarding the Portfolio Manager of Government Securities Series set forth in the Statement of Additional Information is hereby revised as follows:

PORTFOLIO MANAGERS

Ownership of Fund Shares. The following table shows the dollar range of equity securities of the Series beneficially owned by the Series' portfolio manager as of February 28, 2006. The following dollar ranges apply:

        N. None
        A. $1 - $10,000
        B. $10,001 - $50,000
        C. $50,001 - $100,000
        D. $100,001 - $500,000
        E. $500,001 - $1,000,000
        F. Over $1,000,000

Name of Portfolio Manager            Dollar Range of Equity Securities in Fund
-------------------------            -----------------------------------------
N/A^                                                    N
-----------------
^ Because the portfolio managers are not eligible to purchase shares of the Series, no portfolio manager owned shares of the Series.

Other Accounts. In addition to the Series, the Series' portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, including the Series managed by the portfolio manager(s), as of February 28, 2006 were as follows:

------------ ---------------- ------------------- ---------------------------------- ------------ -------------------
                                                                                      Number of
                                                                                      Accounts
                                                                                       in Each       Total Assets
                                                   Category of Accounts Managed by      Such       Managed in Each
   As of         Series       Portfolio Manager           Portfolio Manager           Category      Such Category
------------ ---------------- ------------------- ---------------------------------- ------------ -------------------
------------ ---------------- ------------------- ---------------------------------- ------------ -------------------
2/28/06      Government          Geoffrey L.      Other Pooled Investment Vehicles        1         $234.6 million
             Securities           Schechter       Registered Investment Companies         9          $6.1 billion
             Series                               Other Accounts                          2         $202.1 million
------------ ---------------- ------------------- ---------------------------------- ------------ -------------------

Advisory fees are not based upon performance for any of the accounts identified in the table above.

Potential Conflicts of Interest. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Series and other accounts and has adopted policies and procedures designed to address such potential conflicts.

     In certain instances there may be securities which are suitable for the Series' portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Series and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Series' is concerned. In most cases, however, MFS believes that the Series' ability to participate in volume transactions will produce better executions for the Series.

     MFS does not receive a performance fee for its management of the Series. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Series--for instance, those that pay a higher advisory fee and/or have a performance fee.

                  The date of this Supplement is April 1, 2006.